Exhibit 10.4

FIRST AMENDMENT TO TERM LOAN CREDIT AND SECURITY AGREEMENT

This First Amendment to Term Loan Credit and Security Agreement (the “Amendment”) is made this 7th day of November, 2016 by and among EVINE Live Inc., a Minnesota corporation (“Evine”); ValueVision Interactive, Inc., a Minnesota corporation; VVI Fulfillment Center, Inc., a Minnesota corporation; ValueVision Media Acquisitions, Inc., a Delaware corporation; ValueVision Retail, Inc., a Delaware corporation, and Norwell Television, LLC, a Delaware limited liability company (each a “Borrower”, and collectively “Borrowers”); the financial institutions which are now or which hereafter become a party thereto as lenders (the “Lenders”) and GACP Finance Co., LLC (“GACP”), as agent for Lenders (GACP, in such capacity, the “Agent”).
BACKGROUND
A.    On March 10. 2016, Borrowers, Lenders and Agent entered into, inter alia, that certain Term Loan Credit and Security Agreement (the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith to the date hereof are collectively referred to as the “Existing Financing Agreements.” All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

B.     The Borrowers have requested and the Agent and the Lenders have agreed to amend certain terms and provisions contained in the Loan Agreement subject to the terms and conditions of this Amendment.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:
1.Amendment. Upon the Effective Date, the Loan Agreement shall be amended as follows:

(a)Section 1.2 of the Loan Agreement shall be amended by amending and restating the definition of “EBITDA” in its entirety as follows:

“EBITDA” shall mean for any period the sum of (i) Earnings Before Interest and Taxes for such period, plus (ii) without duplication and to the extent such amounts reduced net income of the Borrowers on a Consolidated Basis for such period (a) depreciation expenses for such period, plus (b) amortization expenses for such period, plus (c) non-cash equity based compensation expenses incurred by Borrowers for such period, plus (d) expenses actually incurred related to management changes incurred and paid for by Borrowers during the fiscal year ended on or about January 31, 2016 not to exceed $3,600,000 in the aggregate plus (e) non-cash losses incurred by Borrowers during such period in connection with the sale of Norwell’s premises located at 2 Bert Drive, #4, West Bridgewater, Massachusetts and the MA Personal Property plus (f) non-cash impairment charges and non-cash write-downs for such period plus (g) expenses actually incurred related to executive transitions incurred by Borrowers during the fiscal year ending on or about January 31, 2017 not to exceed $4,200,000 in the aggregate plus (h) expenses actually incurred related to upgrades made to the Bowling Green, Kentucky expansion project incurred and paid for by Borrowers during the fiscal year ending on or about January 31, 2017 not to exceed $425,000 in the aggregate.

(b)Section 6.5(d) of the Loan Agreement shall be amended and restated in its entirety to read as follows:

(d) Capital Expenditures. Contract for, purchase or make any expenditure or commitments for Capital Expenditures in any fiscal year in the aggregate amount for all Borrowers in excess of the amount corresponding to such fiscal year as shown below:

Fiscal year ending January 31, 2017	$12,000,000
Fiscal year ending on or about January 31, 2018 and each fiscal year thereafter	$10,000,000 plus any amount by which EBITDA for the prior fiscal year exceeds $15,000,000

; provided that (1) if any portion of the Bowling Green, Kentucky expansion project is not completed within the fiscal year ended January 31, 2015, up to $10,100,000 may be carried over to the fiscal years ending on or about January 31, 2016 and January 31, 2017 in the aggregate over both years and such amounts carried over in each fiscal year will be excluded from the Capital Expenditures calculation for such fiscal year and (2) any equity funds raised by Borrowers and used towards Capital Expenditures shall be excluded from the Capital Expenditures calculation for any fiscal year.

2.Representations and Warranties. Each of the Borrowers hereby:

(a)    reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the Other Documents and confirms that after giving effect to any updated schedules all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date);
(b)    reaffirms all of the covenants contained in the Loan Agreement and all of the Other Documents, covenants to abide thereby until all Obligations and other liabilities of Borrowers and Guarantors to Agent and Lenders under the Loan Agreement and all of the Other Documents of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;
(c)    represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Loan Agreement or any of the Other Documents;
(d)    represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary limited liability company or corporate action, as applicable, and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its certificate of incorporation or formation, operating agreement, bylaws, or other formation documents, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e)    represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.
3.Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon the occurrence of the following conditions precedent, each in form and substance satisfactory to Agent (the “Effective Date”):

(a) Agent’s receipt of this Amendment fully executed by the Borrowers and the Lenders;

(b)Agent’s receipt of such other documents as Agent or counsel to Agent may reasonably request.

4.Further Assurances. Each of the Borrowers hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

5.Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

6.Reaffirmation of Loan Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all of the Other Documents are hereby ratified and reaffirmed and shall continue in full force and effect as therein written.

7.Miscellaneous.

(a)Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

(e)Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or PDF shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:	EVINE LIVE INC.

	By:	___________________________
	Name:	Timothy Peterman
	Title:	Chief Financial Officer

VALUEVISION INTERACTIVE, INC.

	By:	___________________________
	Name:	Timothy Peterman
	Title:	Chief Financial Officer

VVI FULFILLMENT CENTER, INC.

	By:	___________________________
	Name:	Timothy Peterman
	Title:	Chief Financial Officer

VALUEVISION MEDIA ACQUISITIONS, INC.

	By:	___________________________
	Name:	Timothy Peterman
	Title:	Chief Financial Officer

VALUEVISION RETAIL, INC.

	By:	___________________________
	Name:	Timothy Peterman
	Title:	Chief Financial Officer

NORWELL TELEVISION, LLC

	By:	___________________________
	Name:	Timothy Peterman
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AND SECURITY AGREEMENT]

AGENT:	GACP FINANCE CO., LLC as Agent

	By:	___________________________
Robert A. Louzan, Managing Director

LENDERS:	GACP I, L.P., as Lender

	By:	___________________________
Robert A. Louzan, Managing Director

Address:

GACP I, L.P.
Attn: Robert A. Louzan
73 Old Ridgefield Road, Suite 6
Wilton, CT 06897

[SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN CREDIT AND SECURITY AGREEMENT]